Income Taxes - Deferred Tax Assets Liabilities (Details) - USD ($) $ in Thousands	Sep. 30, 2018	Sep. 30, 2017
Deferred tax assets:
Other differences	$ 1,785	$ 11
Tax losses	6,515	3,878
Fixed assets	10,233	1,098
Total deferred tax assets	18,533	4,987
Valuation allowances	(18,533)	(4,987)
Net deferred tax asset (liability)	$ 0	$ 0